The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

Preliminary Structural and Collateral Term Sheet

$767,378,000 (Approximate) of Senior Certificates

J.P. Morgan Alternative Loan Trust 2006-A1

Mortgage Pass-Through Certificates, Series 2006-A1

Features of the Transaction

- Offering consists of approximately 767mm of Senior Certificates rated AAA by S&P and Moody's (Pool 1) and 2 of 3: S&P, Moody's and Fitch (Pools 2-5)

- The Amount of Senior Certificates is approximate and may vary.

- Multiple groups of Mortgage Loans will collateralize the transaction

- There are approximately 5 groups of Senior Certificates, which may vary.

- The Credit Support for the Senior Certificates of Pools 2, 3 ,4 & 5 is

   Cross-Collateralized, with respect to losses. Pool 1 has its own set of subordinates,

   upfront overcollateralization and excess spread

Key Terms

Issuer :	J.P.Morgan Mortgage Trust
Underwriter :	J.P.Morgan Securities, Inc.
Depositor :	J.P. Morgan Acceptance Corp. I
Master Servicer:	Wells Fargo
Trustee:	Wachovia Bank
Type of Issuance:	Public
Servicer Advancing:	Yes, Subject to Recoverability.
Compensating Interest:	Paid, But Capped.
Clean-Up Call / Optional Termination:	[10%] clean-up call (Group 1)
[5%] clean-up call (Groups 2-5)

Legal Investment::	The Senior Certificates are
SMEEA Eligible at Settlement
ERISA Eligible:	The Senior Certificates are
ERISA Eligible subject to limitations set
Forth in the final prospectus supplement.
Tax Treatment:	REMIC
Structure:	Senior/Subordinate w/ Shifting Interest
And Subordinate Certificate Prepayment Lockout
AAA Subordination (Pool 1):	7.50% +/- 0.50%
AAA Subordination (Pools 2-5):	5.75% +/- 1.00%
Rating Agencies (Pool 1):	Moody's, S&P
Rating Agencies (Pools 2-5):	2 of 3: Moody's, S&P, Fitch
Registration:	Senior Certificates - DTC

Time Table

Cut-Off Date	February 1, 2006
Settlement Date	February 28, 2006
First Distribution Date	March 25, 2006
Distribution Date	25th or Next Business Day

JPMSI Contact Information

Trading/Structuring	Greg Boester
	Eric Norquist	212-834-2499
Tom Scudese

Preliminary Mortgage Pool Data (approximate)

	Pool 1	Pool 2	Pool 3
	3Yr & 5Yr Hybrid	5Yr Hybrid	5Yr Hybrid
Collateral Type	6 Month ARM
	ARMs	ARMs	ARMs
Outstanding Principal Balance	350,863,735	159,088,235	98,458,700
Number of Mortgage Loans	1,169	702	169
Average Principal Balance	307,140	231,659	604,355
Weighted Average Net Mortgage Rate	6.28%	5.87%	5.93%
Weighted Average Maturity	357	357	358
Weighted Average Seasoning	3	3	2
Weighted Average Months to Roll	46	57	58
ARM Index	LY1(68%),LM6(29%), CMT(3%)	LY1(74%),LM6(26%)	LY1(92%),LM6(8%)
Weighted Average Gross Margin	2.57	2.39	2.34
Initial Periodic Rate Cap	3.73	5.02	5.00
Subsequent Periodic Rate Cap	1.90	1.76	1.92
Lifetime Rate Cap	5.58	5.02	5.00
Weighted Average Loan-to-Value	77%	76%	72%
Weighted Average FICO Score	708	711	719
Geographic Distribution	CA(25%),FL(24%)	CA(25%),FL(20%)	CA(37%),NY(13%)
Percent Owner Occupied	75%	82%	88%
Percent Single Family / PUD	80%	75%	81%
Interest Only	84%	84%	83%
Primary Servicer	Chase,	Chase	Chase
Other Servicers	Washington Mutual, PHH, MidAmerica	PHH, Washington Mutual	PHH, Washington Mutual,

Preliminary Mortgage Pool Data (approximate)

	Pool 4	Pool 5
Collateral Type	7Yr Hybrid	10Yr Hybrid
	ARMs	ARMs
Outstanding Principal Balance	145,011,032	67,289,005
Number of Mortgage Loans	418	190
Average Principal Balance	365,931	367,591
Weighted Average Net Mortgage Rate	6.18%	6.07%
Weighted Average Maturity	357	357
Weighted Average Seasoning	2	3
Weighted Average Months to Roll	82	117
ARM Index	LY1(95%),LM6(3%)	LY1(80%),LM6(18%)
	CMT(2%)	CMT(2%)
Weighted Average Gross Margin	2.29	2.28
Initial Periodic Rate Cap	5.04	5.00
Subsequent Periodic Rate Cap	1.97	1.82
Lifetime Rate Cap	5.04	5.00
Weighted Average Loan-to-Value	72%	72%
Weighted Average FICO Score	711	715
Geographic Distribution	CA(27%),FL(18%)	CA(28%),NY(16%)
Percent Owner Occupied	83%	85%
Percent Single Family / PUD	80%	84%
Interest Only	84%	84%
Primary Servicer	Chase	Chase
Other Servicer	PHH, Washington Mutual, Countrywide	PHH, Washington Mutual